                 AGREEMENT OF SETTLEMENT AND GENERAL RELEASE

     This AGREEMENT OF SETTLEMENT AND GENERAL RELEASE (the "Agreement") is made and entered into as of October 20, 1998 (the "Effective Date"), by and between plaintiff and cross-defendant Advanced Materials Group, Inc. ("AMG") and cross-defendant Condor Utility Products, Inc. ("Condor"), on the one hand, and defendant and cross-complainant Gary Valiska and his wife, Doris Valiska, (collectively, the "Valiskas") on the other hand. AMG, Condor and the Valiskas are sometimes collectively referred to herein as the "Parties."

                                   RECITALS

     This Agreement is made with reference to the following facts and circumstances:

     A. On January 7, 1998, AMG filed its Complaint For Breach Of Promissory Note And Money Lent against Gary Valiska in Los Angeles County Superior Court, Case No. BC183893. On March 9, 1998, Gary Valiska filed his Cross-Complaint For Damages And Declaratory Relief. The complaint and cross-complaint are collectively referred to herein as the "Action."

     B. The Parties wish to avoid the expense of litigation and settle all of their current and ongoing differences concerning the claims the Parties alleged, or could have alleged, in the Action, and any and all other claims which may exist, on the following terms.

                                   AGREEMENT

     In consideration of the foregoing recitals, the mutual undertakings contained in this Agreement, and other good, valuable and sufficient consideration, the Parties agree as follows:

     1. DISMISSAL OF THE ACTION. Upon receipt of a fully executed copy of this Agreement, the Parties shall cause to be filed a fully executed Request For Dismissal With Prejudice Of Entire Action, dismissing all parties thereto, in the form attached hereto as Exhibit A. In addition, Gary Valiska shall cause those claims which he submitted to the Securities and Exchange Commission, Division of Enforcement (the "SEC") to be withdrawn by sending to the SEC a letter in the form attached hereto as Exhibit B and performing any and all other reasonable efforts to ensure that said claims are withdrawn.

     2.  MUTUAL GENERAL RELEASE.

         a. AMG and Condor, jointly and severally, do hereby fully and forever release the Valiskas, and their partners, employees, attorneys, agents, successors, representatives, shareholders, parent companies, subsidiaries, affiliated companies and assigns, jointly and severally (collectively, the "Valiskas, Et Al."), and do hereby fully and forever discharge and agree to hold the Valiskas, Et Al. harmless from and against any and all claims and causes of action, in law or in equity, disputes, suits, debts, liens, rights, contracts, agreements, acts, promises, liabilities, obligations, demands, damages, losses, costs, fees (including, without limitation, those of attorneys) and expenses, of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, which exist or may have existed between AMG and Condor or any of them, on the one hand, and the Valiskas, Et Al. or any of them, on the other hand. This release of claims includes, without limitation, AMG and Condor's claims for indemnity for losses incurred to date in connection with the Auten/Aglo Plastics Litigation(1), breach of the Stock Purchase Agreement between, among others, AMG and the Valiskas dated October 6, 1993, breach of the Employment Agreement between Gary Valiska and AMG dated October 6, 1993, breach of the Employment Agreement between Gary Valiska, AMG and Condor dated February 16, 1995 and breach of the Promissory Note between Gary Valiska and AMG dated April 5, 1996, but excludes claims, if any, for breach of this Agreement.

         b. The Valiskas, jointly and severally, do hereby fully and forever release AMG and Condor, and their officers, directors, partners, employees, attorneys, agents, successors, representatives, shareholders, parent companies, subsidiaries, affiliated companies and assigns, jointly and severally (collectively, "AMG/Condor, Et Al."), and do hereby fully and forever discharge and agree to hold AMG/Condor, Et Al. harmless from and against any and all claims and causes of action, in law or in equity, disputes, suits, debts, liens, rights, contracts, agreements, acts, promises, liabilities, obligations, demands, damages, losses, costs, fees (including, without limitation, those of attorneys) and expenses, of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, which exist or may have existed

----------
(1) The Auten/Aglo Plastics Litigation refers to VERN AUTEN, ET AL. V. CONDOR UTILITY PRODUCTS, INC., ET AL., San Joaquin County Superior Court Case No. 241028; VERN AUTEN, ET AL. V. CONDOR UTILITY PRODUCTS, INC., ET AL., San Joaquin County Superior Court Case No. 248951; and CONDOR UTILITY PRODUCTS, INC., ET AL. V. VERN AUTEN, ET AL., United between the Valiskas or any of them, on the one hand, and AMG/Condor, Et Al. or any of them, on the other hand. This release of claims includes, without limitation, the Valiskas' claims for breach of the Stock Purchase Agreement between, among others, AMG and the Valiskas dated October 6, 1993 and breach of the Employment Agreement between Gary Valiska, AMG and Condor dated February 16, 1995, as well as those claims made to the Securities and Exchange Commission, Division of Enforcement, but excludes claims, if any, for breach of this Agreement.

     3. WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542. The Parties understand and agree that the mutual releases set forth above extend to all claims of every nature and kind, whether known or unknown, suspected or unsuspected, except for actions necessary to enforce the terms or intent of this Agreement. WITH RESPECT TO SUCH MUTUAL RELEASES, THE PARTIES EXPRESSLY WAIVE AND RELINQUISH ANY AND ALL RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     4. NO ADMISSION OF LIABILITY. The Parties explicitly acknowledge that this Agreement represents a settlement of disputed claims, and that by entering into this Agreement no party admits or acknowledges the existence of any liability or wrongdoing. Accordingly, neither this Agreement nor any of its terms shall be offered or received as evidence in any proceeding in any forum as an admission of liability or wrongdoing on the part of any party hereto or its agents.

     5. THE AUTEN/AGLO PLASTICS LITIGATION. The Parties agree as of the Effective Date that each of the Parties shall be responsible for their own ongoing costs and expenses, if any, which they may incur in connection with the Auten/Aglo Plastics Litigation and for any new and/or resumed state claims which may arise.

-------------------------------------------------------------------------------
States District Court, Eastern District of California Case No. CIV-S-94-0863 GEB/PAN.

     6. THE VALISKAS' AMG COMMON STOCK. The Parties agree that within a reasonable time after the Effective Date, AMG and Condor shall exercise their very best efforts to cause American Stock Transfer Co. to register the Valiskas' common stock in AMG (approximately 12,158 shares).

     7. REPRESENTATION OF NO ASSIGNMENT. The Parties represent and warrant that no portion of the Action or any claim, right, demand, cause of action or claim for relief released by this Agreement has been assigned or transferred, voluntarily, by operation of law, or otherwise, to any other person or entity. In the event that any claim, demand or suit should be made or instituted against any person or entity released hereby because of any purported assignment, subrogation, or transfer, the Parties agree to indemnify and hold the released person or entity harmless against such claim, demand or suit and shall pay and satisfy such claim, demand or suit, and necessary expenses, including but not limited to attorneys' fees and costs, incurred by reason thereof.

     8. NEUTRAL INTERPRETATION. The Parties agree that they have each had equal opportunity to review and contribute to the language and format of this Agreement. Therefore, the provisions of this Agreement shall be construed as to their fair meaning, and not for or against any party on the basis that such party was the source of the language in question.

     9. SEVERABILITY. In the event any provision of this Agreement shall be held to be void, voidable or unenforceable, the remaining provisions shall remain in full force and effect.

     10. ENTIRE AGREEMENT. This Agreement contains the entire integrated agreement between the Parties respecting the subject matter of this Agreement and supersedes all prior understandings and agreements, whether oral or in writing, between the Parties respecting the subject matter of this Agreement. There are no representations, agreements, arrangements or understandings, oral or in writing, between or among the Parties relating to the subject matter of this Agreement which are not fully expressed in this Agreement. The terms of this Agreement are intended by the Parties as a final expression of their agreement with respect to those terms and they may not be contradicted by evidence of any prior agreement or of any contemporaneous agreement. The Parties further intend that this Agreement constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding involving this Agreement.

     11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed and delivered, whether by facsimile or otherwise, shall constitute an original, and all of which when executed shall constitute one and the same instrument.

DATED: October   , 1998
               --

                                       ---------------------------------------
                                       Gary Valiska

DATED: October   , 1998
               --

                                       ---------------------------------------
                                       Doris Valiska

DATED: October   , 1998                Advanced Materials Group, Inc.
               --

                                       By:
                                           -----------------------------------
                                       Name:
                                             ---------------------------------
                                       Its:
                                            ----------------------------------

DATED: October   , 1998                Condor Utility Products, Inc.
               --

                                       By:
                                           -----------------------------------
                                       Name:
                                             ---------------------------------
                                       Its:
                                            ----------------------------------

                                   EXHIBIT A

----------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (NAME AND ADDRESS):          TELEPHONE NO.:                       FOR COURT USE ONLY
Kurt A. Ressler (SBN 178351)                                   (949) 660-1600
GRANT & LAUBSCHER, LLP
2030 Main Street, Suite 1600
Irvine, CA 92614

ATTORNEY FOR (NAME):  Advanced Materials Group, Inc.
                      and Condor Utility Products, Inc.
----------------------------------------------------------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

Superior Court of the State of California for the County of Los Angeles
----------------------------------------------------------------------------------------------------------------------------
  PLAINTIFF/PETITIONER:   Advanced Materials Group, Inc.

  DEFENDANT/RESPONDENT:   Gary Valiska, et al.
----------------------------------------------------------------------------------------------------------------------------
                                    REQUEST FOR DISMISSAL                                 CASE NUMBER: BC183893

/ /  PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH
     / /  MOTOR VEHICLE             / /  OTHER
/ /  FAMILY LAW
/ /  EMINENT DOMAIN
/X/  OTHER (SPECIFY):  Employment/Contract
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     -- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --
----------------------------------------------------------------------------------------------------------------------------

1.  TO THE CLERK: Please dismiss this action as follows:
      a.  (1) /X/ With prejudice                  (2) / / Without prejudice
      b.  (1) / / Complaint                       (2) / / Petition
          (3) / / Cross-complaint filed by (NAME):                                      on (DATE):
          (4) / / Cross-complaint filed by (NAME):                                      on (DATE):
          (5) /X/ Entire action of all parties and all causes of action
          (6) / / Other (SPECIFY):*

Date:


     Kurt A. Ressler                                               >
---------------------------------------------------------------    ---------------------------------------------------------
(TYPE OR PRINT NAME OF /X/ ATTORNEY / / PARTY WITHOUT ATTORNEY)                              (SIGNATURE)

*If dismissal requested is of specified parties only, of           Attorney or party without attorney for: Advanced
 specified causes of action only, or of specified                  Materials Group, Inc. and Condor Utility Products, Inc.
 cross-complaints only, so state and identify the parties,         /X/ Plaintiff/Petitioner       / / Defendant/Respondent
 causes of action, or cross-complaints to be dismissed.            / / Cross-complainant
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
2. TO THE CLERK: Consent to the above dismissal is hereby given.**
Date:

     Arthur A. Small, II                                           >
---------------------------------------------------------------    ---------------------------------------------------------
(TYPE OR PRINT NAME OF /X/ ATTORNEY / / PARTY WITHOUT ATTORNEY)                              (SIGNATURE)

**If a cross-complaint--or Response (Family Law) seeking           Attorney or party without attorney for: Gary Valiska
affirmative relief--is on file, the attorney for the
cross-complainant (respondent) must sign this consent if           / / Plaintiff/Petitioner       /X/ Defendant/Respondent
required by Code of Civil Procedure section 581(i) or (j).         /X/ Cross-complainant
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
(TO BE COMPLETED BY CLERK)
3.  / /  Dismissal entered as requested on (DATE):
4.  / /  Dismissal entered on (DATE):                                       as to only (NAME):
5.  / /  Dismissal NOT ENTERED as requested for the following reasons (SPECIFY):
6.  / /  a.  Attorney or party without attorney notified on (DATE):
         b.  Attorney or party without attorney not notified. Filing party failed to provide.
             / /  a copy to conform     / /  means to return conformed copy

Date:                                                        Clerk, by                                     , Deputy
                                                                       ------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Form Adopted by the                          REQUEST FOR DISMISSAL             Code of Civil Procedure, Section  581 et seq.
Judicial Council of California                                                          Cal. Rules of Court, rules 383, 1233
982(a)(5) [Rev. January 1, 1997]

                                   EXHIBIT B

                                  GARY S. VALISKA
                                2803 Richland Court
                            Stockton, California 95207
                                 Tel: 209-477-5932

Securities and Exchange Commission
Division of Enforcement

     RE: ADVANCED MATERIALS GROUP, INC., A NEVADA CORPORATION, AND
         CONDOR UTILITY PRODUCTS, INC., A CALIFORNIA CORPORATION

To whom it may concern:

     On or about              , I submitted to the Securities and Exchange
Commission, Division of Enforcement (the "SEC") a letter setting forth claims, complaints, etc., I believed I had against Advanced Materials Group, Inc., a Nevada corporation, ("AMG") and Condor Utility Products, Inc., a California corporation ("Condor"). Upon further investigation and analysis on my part, I do not wish to pursue these claims any further. Indeed, I have now settled all of my disputes with AMG and Condor and now desire that my claims be withdrawn. Accordingly, please withdraw any and all claims, complaints, etc. which I have asserted against AMG and Condor. In addition, please provide me with written confirmation that the SEC has withdrawn such claims.

     Thank you in advance for your attention to this matter. Should you have any questions or comments, please feel free to call me at 209-477-5932.

                                       Very truly yours,




                                       Gary S. Valiska



                                       6